UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 24, 1997




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000







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

Item 5.  Other Events.

On January 24, 1997, Meredith Corporation announced in a press release, attached hereto as Exhibit 99.1, that it had entered into an asset purchase agreement with First Media Television, L.P. ("First Media") to purchase First Media's four television stations. A second press release, attached hereto as
Exhibit 99.2, was also issued on January 24, 1997, with additional information regarding the planned acquisition. The transaction is subject to regulatory approval and is expected to be completed in mid-calendar 1997.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Press release issued by Meredith Corporation dated January 24, 1997.

              99.2 Second press release issued by Meredith Corporation dated January 24, 1997.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MEREDITH CORPORATION
                              Registrant



                                (Larry D. Hartsook)
                                 Larry D. Hartsook
                              Vice President - Finance
                              (Principal Financial and
                                 Accounting Officer)




Date:  January 24, 1997




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







                               Index to Exhibits








Exhibit
Number                                      Item
-------         -------------------------------------------------------------

 99.1           Press release issued by Meredith Corporation dated
                January 24, 1997.


 99.2           Second press release issued by Meredith Corporation dated
                January 24, 1997.